Quarterly Report
July 31, 2022
MFS®  Utilities Fund
MMU-Q3

Portfolio of Investments
7/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.1%
Cable TV – 1.8%
Charter Communications, Inc., “A” (a)	141,756	$61,252,768
Energy - Renewables – 5.0%
AES Corp.	2,598,030	$57,728,227
EDP Renovaveis S.A.	4,284,383	111,096,859
		$168,825,086
Natural Gas - Distribution – 3.2%
Atmos Energy Corp.	544,185	$66,058,618
China Resources Gas Group Ltd.	5,300,000	22,308,560
UGI Corp.	473,425	20,433,023
		$108,800,201
Telecommunications - Wireless – 5.1%
Cellnex Telecom S.A.	2,346,679	$105,037,494
Rogers Communications, Inc.	586,479	26,961,867
SBA Communications Corp., REIT	121,141	40,677,936
		$172,677,297
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	1,128,630	$19,402,144
Utilities - Electric Power – 81.4%
ALLETE, Inc.	479,128	$29,739,475
Alliant Energy Corp.	865,531	52,736,804
Ameren Corp.	823,663	76,699,499
American Electric Power Co., Inc.	1,159,829	114,312,746
CenterPoint Energy, Inc.	1,971,291	62,470,212
Constellation Energy	1,081,725	71,502,022
Dominion Energy, Inc.	2,062,813	169,109,410
DTE Energy Co.	838,028	109,195,048
Duke Energy Corp.	273,571	30,073,660
E.ON SE	5,573,879	49,960,787
Edison International	1,559,343	105,676,675
Enel S.p.A.	12,730,005	64,324,219
Energias de Portugal S.A.	8,226,319	41,525,677
Energisa S.A., IEU	1,283,600	10,925,522
Entergy Corp.	652,648	75,139,364
Equatorial Energia S.A.	3,330,800	15,971,309
Evergy, Inc.	1,054,093	71,952,388
Exelon Corp.	2,562,744	119,141,969
FirstEnergy Corp.	1,690,353	69,473,508
Iberdrola S.A.	9,325,674	99,411,513
National Grid PLC	2,954,966	40,791,706
Neoenergia S.A.	2,367,095	6,775,415
NextEra Energy, Inc.	4,709,596	397,913,766
PG&E Corp. (a)	11,977,202	130,072,414
Pinnacle West Capital Corp.	531,730	39,066,203
Portland General Electric Co.	332,060	17,047,960
PPL Corp.	2,629,200	76,457,136
Public Service Enterprise Group, Inc.	1,067,539	70,105,286
RWE AG	2,240,742	92,406,008
Sempra Energy	1,092,290	181,101,682
Southern Co.	1,929,166	148,333,574
SSE PLC	3,803,726	81,896,899

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Vistra Corp.	574,260	$14,844,621
		$2,736,154,477
Total Common Stocks		$3,267,111,973
Convertible Preferred Stocks – 0.5%
Utilities - Electric Power – 0.5%
DTE Energy Co., 6.25%	175,400	$9,055,902
NextEra Energy, Inc., 5.279%	175,500	9,204,975
Total Convertible Preferred Stocks		$18,260,877
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 1.72% (v)	72,353,475	$72,353,475

Other Assets, Less Liabilities – 0.2%		5,259,156
Net Assets – 100.0%		$3,362,985,481
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $72,353,475 and $3,285,372,850, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 7/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	1,992,043	USD	1,548,290	HSBC Bank	9/21/2022	$7,060
CAD	1,351,388	USD	1,047,485	Morgan Stanley Capital Services, Inc.	9/21/2022	7,653
CAD	1,250,920	USD	960,150	State Street Bank Corp.	10/21/2022	16,439
EUR	1,671,416	USD	1,697,793	Brown Brothers Harriman	10/21/2022	20,461
EUR	564,983	USD	570,960	Morgan Stanley Capital Services, Inc.	9/21/2022	8,569
EUR	1,622,594	USD	1,662,336	Morgan Stanley Capital Services, Inc.	10/21/2022	5,727
GBP	687,355	USD	823,236	Brown Brothers Harriman	10/21/2022	15,452
GBP	7,687,002	USD	9,217,007	HSBC Bank	10/21/2022	162,420
						$243,781
Liability Derivatives
EUR	1,043,643	USD	1,073,178	Brown Brothers Harriman	10/21/2022	$(289)
EUR	1,303,502	USD	1,341,415	Morgan Stanley Capital Services, Inc.	10/21/2022	(1,385)
EUR	11,775,589	USD	12,140,675	State Street Bank Corp.	10/21/2022	(35,098)
USD	21,842,387	CAD	28,292,225	Merrill Lynch International	10/21/2022	(245,257)

Portfolio of Investments (unaudited) – continued

Forward Foreign Currency Exchange Contracts − continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives − continued
USD	266,833,282	EUR	263,480,752	BNP Paribas S.A.	10/21/2022	$(4,030,993)
USD	2,310,651	EUR	2,255,971	Brown Brothers Harriman	10/21/2022	(8,539)
USD	12,286,298	EUR	12,128,961	HSBC Bank	10/21/2022	(182,553)
USD	89,674,964	EUR	88,540,407	JPMorgan Chase Bank N.A.	10/21/2022	(1,346,611)
USD	8,202,626	EUR	8,009,662	State Street Bank Corp.	10/21/2022	(31,491)
USD	78,919,831	GBP	66,402,049	BNP Paribas S.A.	10/21/2022	(2,101,758)
USD	7,049,399	GBP	5,849,226	HSBC Bank	9/21/2022	(82,203)
						$(8,066,177)
At July 31, 2022, the fund had cash collateral of $4,958,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
7/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of July 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,496,576,871	$—	$—	$2,496,576,871
Spain	99,411,513	105,037,494	—	204,449,007
Portugal	41,525,677	111,096,859	—	152,622,536
Germany	49,960,787	92,406,008	—	142,366,795
United Kingdom	81,896,899	40,791,706	—	122,688,605
Italy	—	64,324,219	—	64,324,219
Brazil	33,672,246	—	—	33,672,246
Canada	26,961,867	—	—	26,961,867
China	—	22,308,560	—	22,308,560
Other Countries	19,402,144	—	—	19,402,144
Mutual Funds	72,353,475	—	—	72,353,475
Total	$2,921,761,479	$435,964,846	$—	$3,357,726,325
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$243,781	$—	$243,781
Forward Foreign Currency Exchange Contracts – Liabilities	—	(8,066,177)	—	(8,066,177)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$21,815,025	$317,371,364	$266,829,540	$(4,897)	$1,523	$72,353,475
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$163,056	$—
(3) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.